UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2009

VIGNETTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25375	74-2769415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 South MoPac Expressway, Suite 100, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 741-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2009, Vignette Corporation, a Delaware corporation (“Vignette”), Open Text Corporation, a Canadian corporation (“Open Text”), and Scenic Merger Corp., a Delaware corporation and a wholly owned subsidiary of Open Text (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Vignette will become a wholly owned subsidiary of Open Text through the merger of Merger Sub with and into Vignette (the “Merger”).

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of common stock of Vignette issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $8.00 in cash, without interest, and 0.1447 of one share of Open Text common stock.

The Board of Directors of Vignette has approved the Merger and the Merger Agreement. In addition, concurrently with the execution of the Merger Agreement, Michael Aviles, Henry DeNero, Kathleen Earley, Joseph Grant, Jeff Hawn, Bryce Johnson, Patrick Kelly, Michael Lambert, Jan Lindelow, Somesh Singh and Gayle Wiley who together held approximately 2.29% of Vignette’s outstanding common stock as of May 4, 2009, have entered into voting agreements whereby they agree to vote all shares of Vignette common stock held by them in favor of the Merger.

The completion of the Merger is subject to various closing conditions, including obtaining the approval of Vignette’s stockholders and receiving antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Vignette or Open Text. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Letter provided by Vignette to Open Text in connection with the signing of the Merger Agreement. This confidential Disclosure Letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Vignette and Open Text rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Vignette or Open Text.

Item 3.03 Material Modifications to Rights of Security Holders.

On May 5, 2009, Vignette also entered into an amendment (the “Rights Agreement Amendment”) to that certain Rights Agreement by and between Vignette and Mellon Investors Services LLC (the “Rights Agreement”), as a result of which obligations to the holders of its Common Stock under the Rights Agreement will not be triggered by the execution of the Merger Agreement or the Merger.

The foregoing description of the Rights Agreement Amendment is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference in its entirety. The Rights Agreement Amendment has been attached to provide investors with information regarding its terms

Item 8.01 Other Events.

On May 6, 2009, Vignette and Open Text issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 5, 2009, by and among Open Text Corporation, Scenic Merger Corp. and Vignette Corporation.

4.1	Amendment to Rights Agreement dated as of May 5, 2009, by and between Vignette Corporation and Mellon Investor Services LLC.

99.1	Joint press release dated May 6, 2009.

Additional Information and Where to Find It

In connection with the proposed transaction, Open Text will file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that will include a proxy statement of Vignette that also constitutes a prospectus of Open Text. Vignette shareholders are urged to read the proxy statement/prospectus (including any amendments or supplements to the proxy statement) regarding the proposed transaction when it becomes available before making any voting decision with respect to the merger. The proxy statement/prospectus will contain important information about Vignette, Open Text and the proposed transaction. Vignette’s shareholders will be able to obtain a copy of the proxy statement/prospectus and other relevant documents, when they become available and without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus (when available), the other relevant documents and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by accessing Vignette’s investor relations website at www.ir.vignette.com by clicking on the link “SEC Filings” under the heading Investor Relations or by directing a request to Vignette at 1301 South MoPac Expressway, Suite 100, Austin, TX 78746), USA, Attention: Corporate Secretary.

Vignette and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vignette in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Vignette’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Vignette by accessing Vignette’s investor relations website at www.ir.vignette.com by clicking on the link “SEC Filings” under the heading Investor Relations or by contacting Investor Relations by telephone at (512) 741-4541, or by mail at Vignette Corporation, 1301 South MoPac Expressway, Suite 100, Austin, Texas 78746, USA.

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Open Text to successfully integrate Vignette’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed Merger, and such other risks as identified in Vignette’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, that contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Vignette assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION

By:	/s/ Michael A. Aviles
Name:	Michael A. Aviles
Title:	President and Chief Executive Officer

Date: May 6, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 5, 2009, by and among Open Text Corporation, Scenic Merger Corp. and Vignette Corporation.

4.1	Amendment to Rights Agreement dated as of May 5, 2009, by and between Vignette Corporation and Mellon Investor Services, LLC.

99.1	Joint press release dated May 6, 2009.